Security Equity Fund

Security Large Cap Value Fund

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

LARGE CAP CONCENTRATED GROWTH FUND

SMALL CAP GROWTH FUND

LARGE CAP VALUE INSTITUTIONAL FUND

Supplement dated February 25, 2013 to the currently effective Summary Prospectus, Prospectus and Statement of Additional Information for the Institutional Class Shares of the above listed funds:

The Boards of Directors (collectively, the “Board”) of Security Equity Fund and Security Large Cap Value Fund, with respect to the Large Cap Concentrated Growth Fund, Small Cap Growth Fund and Large Cap Value Institutional Fund (each a “Fund” and collectively the “Funds”), has approved a Plan of Liquidation (“Plan”) with respect to each Fund whereby each Fund will, subject to approval by shareholders of record on March 1, 2013, cease investment operations, liquidate assets and make a final distribution to shareholders of record. Under the Plans, the Funds will promptly wind up their business and affairs. The date of liquidation for the Funds currently is anticipated to be on or about May 1, 2013 (the “Liquidation Date”).

Liquidation of each Fund is contingent upon receipt of shareholder approval of the proposed Plan with respect to that Fund, which is being sought via proxy materials dated on or about March 7, 2013. If shareholders do not approve the proposed Plans, the Funds will continue to exist in accordance with their stated objective and policies. In such a case, the Board will consider what, if any, steps to take concerning the future of the Funds.

In conjunction with approving the termination and liquidation of the Funds, the Board further approved closing the Funds to new investments effective as of the close of business on April 24, 2013. The Funds may continue to accept orders to purchase shares of the Funds through April 24, 2013 and will continue to reinvest dividends through the Liquidation Date, although each Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. In light of the impending liquidation of the Funds, investors may want to consider other investment options available to them, including other Guggenheim Funds, which are available to current shareholders of the Funds in accordance with the exchange privilege described in the Prospectus. Investors may continue to redeem shares of the Funds through the Liquidation Date.

On or before the Liquidation Date, all portfolio securities of the Funds will be converted to cash or cash equivalents. As soon as possible after the Liquidation Date, and in any event within 30 days thereafter, each Fund will send to shareholders of record on the Liquidation Date a liquidating distribution, which may be in cash or cash equivalents equal to each record shareholder’s proportionate interest of the net assets of the Fund, and information concerning the sources of the liquidating distribution.

Investors should retain this supplement for future reference.

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